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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-09
                             POOL PROFILE (3/1/2001)
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                                       -----------------     -----------------
                                             Bid                Tolerance
                                       -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $250,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Apr-01
INTEREST RATE RANGE                     6.750% - 9.000%
GROSS WAC                                         7.84%           (+/- 5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357          (+/- 2 month)

WALTV                                               73%          (maximum 82%)

CALIFORNIA %                                        32%          (maximum 40%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%          (maximum  5%)

AVERAGE LOAN BALANCE                           $399,032     (maximum $395,000)
LARGEST INDIVIDUAL LOAN BALANCE                $999,294   (maximum $2,000,000)

CASH-OUT REFINANCE %                                16%         (maximum  20%)

PRIMARY RESIDENCE %                                 95%          (minimum 85%)

SINGLE-FAMILY DETACHED %                            91%          (minimum 80%)

FULL DOCUMENTATION %                                91%          (minimum 80%)

PREPAYMENT PENALTY %                                 0%           (maximum 3%)

UNINSURED > 80% LTV %                                1%           (maximum 3%)

TEMPORARY BUYDOWNS                                   0%          (maximum  3%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-09
                               PRICING INFORMATION
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    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        6.75%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.01%

    PRICING DATE                                      01-Mar-01

    FINAL STRUCTURE DUE DATE                          10-Apr-01          9:00 AM

    SETTLEMENT DATE                                   27-Apr-01

    ASSUMED SUB LEVELS                                   3.750%        TBD
                                                             AA        TBD
                                                              A        TBD
                                                            BBB        TBD
                                                             BB        TBD
                                                              B        TBD

                          Note:  AAA Class will be rated by two rating agencies.
                        AA through B Classes will be rated by one rating agency.


    * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

    *  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-09. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.]



    WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185





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